SUPPLEMENT DATED APRIL 10, 2017

TO THE SUMMARY PROSPECTUS FOR PACIFIC FUNDS –

PACIFIC FUNDSSM STRATEGIC INCOME

CLASS A, CLASS C, CLASS I and ADVISOR CLASS SHARES

DATED AUGUST 1, 2016

This supplement revises the Pacific FundsSM Strategic Income Class A, Class C, Class I and Advisor Class shares summary prospectus dated August 1, 2016, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes in this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

All references in the Prospectus to Barclays are replaced with “Bloomberg Barclays.”

In the Fees and Expenses of the Fund subsection for the Fund, the last sentence in the first paragraph is deleted and replaced with the following:

More information about these and other discounts is available from your financial professional and in the Overview of the Share Classes section on page 108 in the Fund’s prospectus (the “Prospectus”) and in the appendix to this Prospectus titled Variations in Sales Charge Waivers and Discounts Available Through Specific Financial Intermediaries.

In the Purchase and Sale of Fund Shares subsection, the third paragraph is deleted and replaced with the following:

Purchase and sale orders for accounts held directly with the Trust are executed at the next net asset value (“NAV”), plus or minus any applicable sales charges, determined after the transfer agent of the Trust receives an order in proper form at its processing location in Westborough, MA (which may not be the same day the order is first received at the Trust’s P.O. Box for any orders sent to the Trust’s P.O. Box as these orders must be picked up and delivered to the Trust’s Westborough, MA location for review and processing). Purchase and sale orders for accounts held with a financial intermediary are executed at the next NAV, plus or minus any applicable sales charges, determined after the order is received by the financial intermediary in proper form.

SUPPLEMENT DATED APRIL 10, 2017

TO THE SUMMARY PROSPECTUS FOR PACIFIC FUNDS –

PACIFIC FUNDSSM STRATEGIC INCOME

CLASS A, CLASS C, CLASS I and ADVISOR CLASS SHARES

DATED AUGUST 1, 2016

This supplement revises the Pacific FundsSM Strategic Income Class A, Class C, Class I and Advisor Class shares summary prospectus dated August 1, 2016, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes in this supplement are currently in effect. This supplement supersedes the previous supplement dated December 23, 2016 to the Pacific FundsSM Strategic Income Class A, Class C, Class I and Advisor Class shares summary prospectus dated August 1, 2016. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

The rows and the footnote to the Annual Fund Operating Expenses table regarding the expense reimbursement arrangement and the information in the Examples tables (“Fee Tables”) are replaced with the information below.

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	I	Advisor
Management Fee	0.60%	0.60%	0.60%	0.60%
Distribution (12b-1) and/or Service Fees	0.25%	1.00%	None	None
Other Expenses	0.41%	0.41%	0.26%	0.41%
Acquired Fund Fees and Expenses[2]	0.04%	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	1.30%	2.05%	0.90%	1.05%
Less Expense Reimbursement[3]	(0.31%)	(0.36%)	(0.21%)	(0.31%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.99%	1.69%	0.69%	0.74%

[1]	The expense information has been restated to reflect current fees.
[2]	Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. As such, they are not reflected in the total annual operating expenses in the Fund’s financial statements.
[3]	The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.10% for Class A and Advisor Class shares through 7/31/2018, and 0.05% for Class C and Class I shares through 7/31/2018. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement, or (ii) the expense cap in effect at the time of recoupment.

Your expenses (in dollars) if you SELL your shares at the end of each period.
	Share Class
	A	C	I	Advisor
1 year	$522	$272	$70	$76
3 years	$790	$608	$266	$303
5 years	$1,079	$1,070	$478	$549
10 years	$1,900	$2,351	$1,089	$1,255

Your expenses (in dollars) if you DON’T SELL your shares at the end of each period.
	Share Class
	A	C	I	Advisor
1 year	$522	$172	$70	$76
3 years	$790	$608	$266	$303
5 years	$1,079	$1,070	$478	$549
10 years	$1,900	$2,351	$1,089	$1,255